Contingent liabilities, commitments and guarantees	6 Months Ended
Jun. 30, 2020
Contingent liabilities, commitments and guarantees
Contingent liabilities, commitments and guarantees

15.        Contingent liabilities, commitments and guarantees

Interchange fees

With respect to multi-lateral interchange fees (MIFs), the Group is not involved in the ongoing litigation which involves card schemes such as Visa and Mastercard (as described below). However, the Group is a member / licensee of Visa and Mastercard and other card schemes. The litigation in question is as follows:

•

litigation brought by retailers against both Visa and Mastercard which continues in the English Courts (this includes a judgment of the Supreme Court in June 2020 upholding the Court of Appeal’s finding in 2018 that historic interchange arrangements of Mastercard and Visa infringed competition law); and

•	litigation brought on behalf of UK consumers in the English Courts against Mastercard (judgement is awaited from the Supreme Court on whether the collective proceedings may be permissible).

Any impact on the Group of the litigation against Visa and Mastercard remains uncertain at this time. Insofar as Visa is required to pay damages to retailers for interchange fees set prior to June 2016, contractual arrangements to allocate liability have been agreed between various UK banks (including the Group) and Visa Inc, as part of Visa Inc’s acquisition of Visa Europe in 2016.  These arrangements cap the maximum amount of liability to which the Group may be subject, and this cap is set at the cash consideration received by the Group for the sale of its stake in Visa Europe to Visa Inc in 2016.

LIBOR and other trading rates

In July 2014, the Group announced that it had reached settlements totalling £217 million (at 30 June 2014 exchange rates) to resolve with UK and US federal authorities legacy issues regarding the manipulation several years ago of Group companies' submissions to the British Bankers' Association (BBA) London Interbank Offered Rate (LIBOR) and Sterling Repo Rate. The Swiss Competition Commission concluded its investigation against Lloyds Bank plc in June 2019. However, the Group continues to cooperate with various other government and regulatory authorities, including a number of US State Attorneys General, in conjunction with their investigations into submissions made by panel members to the bodies that set LIBOR and various other interbank offered rates.

Certain Group companies, together with other panel banks, have also been named as defendants in private lawsuits, including purported class action suits, in the US in connection with their roles as panel banks contributing to the setting of US Dollar, Japanese Yen and Sterling LIBOR and the Australian BBSW Reference Rate. Certain of the plaintiffs' claims have been dismissed by the US Federal Court for Southern District of New York (subject to appeals).

Certain Group companies are also named as defendants in (i) UK based claims; and (ii) two Dutch class actions, raising LIBOR manipulation allegations. A number of the claims against the Group in relation to the alleged mis-sale of interest rate hedging products also include allegations of LIBOR manipulation.

It is currently not possible to predict the scope and ultimate outcome on the Group of the various outstanding regulatory investigations not encompassed by the settlements, any private lawsuits or any related challenges to the interpretation or validity of any of the Group's contractual arrangements, including their timing and scale.

UK shareholder litigation

In August 2014, the Group and a number of former directors were named as defendants in a claim by a number of claimants who held shares in Lloyds TSB Group plc (LTSB) prior to the acquisition of HBOS plc, alleging breaches of duties in relation to information provided to shareholders in connection with the acquisition and the recapitalisation of LTSB. Judgment was delivered on 15 November 2019.  The Group and its former directors successfully defended the claims. The claimants have been denied permission to appeal by the trial judge but may now seek permission to appeal from the Court of Appeal. It is currently not possible to determine the ultimate impact on the Group (if any).

Tax authorities

The Group has an open matter in relation to a claim for group relief of losses incurred in its former Irish banking subsidiary, which ceased trading on 31 December 2010. In 2013 HMRC informed the Group that their interpretation of the UK rules which allow the offset of such losses denies the claim for group relief of losses. If HMRC’s position is found to be correct, management estimate that this would result in an increase in current tax liabilities of approximately £805 million (including interest) and a reduction in the Group’s deferred tax asset of approximately £270 million. The Group does not agree with HMRC’s position and, having taken appropriate advice, does not consider that this is a case where additional tax will ultimately fall due. There are a number of other open matters on which the Group is in discussion with HMRC (including the tax treatment of certain costs arising from the divestment of TSB Banking Group plc), none of which is expected to have a material impact on the financial position of the Group.

Other legal actions and regulatory matters

In addition, during the ordinary course of business the Group is subject to other complaints and threatened or actual legal proceedings (including class or group action claims) brought by or on behalf of current or former employees, customers, investors or other third parties, as well as legal and regulatory reviews, challenges, investigations and enforcement actions, both in the UK and overseas. All such material matters are periodically reassessed, with the assistance of external professional advisers where appropriate, to determine the likelihood of the Group incurring a liability. In those instances where it is concluded that it is more likely than not that a payment will be made, a provision is established to management's best estimate of the amount required at the relevant balance sheet date. In some cases it will not be possible to form a view, for example because the facts are unclear or because further time is needed to assess properly the merits of the case, and no provisions are held in relation to such matters. In these circumstances, specific disclosure in relation to a contingent liability will be made where material. However the Group does not currently expect the final outcome of any such case to have a material adverse effect on its financial position, operations or cash flows.

Contingent liabilities, commitments and guarantees arising from the banking business

	At 30 June	At 31 Dec
	2020	2019
	£m	£m

Contingent liabilities
Acceptances and endorsements	141	74
Other:
Other items serving as direct credit substitutes	370	366
Performance bonds and other transaction-related contingencies	2,157	2,454
	2,527	2,820
Total contingent liabilities	2,668	2,894

Commitments and guarantees
Documentary credits and other short-term trade-related transactions	1	—
Forward asset purchases and forward deposits placed	170	189

Undrawn formal standby facilities, credit lines and other commitments to lend:
Less than 1 year original maturity:
Mortgage offers made	14,166	12,684
Other commitments and guarantees	90,755	85,735
	104,921	98,419
1 year or over original maturity	32,916	34,945
Total commitments and guarantees	138,008	133,553

Of the amounts shown above in respect of undrawn formal standby facilities, credit lines and other commitments to lend, £64,040 million (31 December 2019: £63,504 million) was irrevocable.